Exhibit 32.1
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                              CERTIFICATION OF THE
                        JOINT CHIEF EXECUTIVE OFFICER OF
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of Trident Rowan Group, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark S. Hauser, Joint Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Mark S. Hauser
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                                          Mark S. Hauser
                                          Joint Chief Executive Officer
                                          May 25, 2004